EXHIBIT 10.17

                              AMENDMENT NUMBER 1 TO
                                CREDIT AGREEMENT

         THIS AMENDMENT NUMBER 1, dated November 22, 2002 (this "Amendment"), to the CREDIT AGREEMENT (the "Credit Agreement") dated as of September 13, 2002, among Seabulk International, Inc., a corporation existing under the laws of Delaware, as borrower (the "Borrower"), each Subsidiary Guarantor, Fortis Capital Corp. ("Fortis"), NIB Capital Bank N.V. ("NIB") and each other financial institution which may hereafter execute and deliver an Assignment and Acceptance with respect to the Credit Agreement pursuant to Section 10.11 thereof (any one individually, a "Lender", and collectively, the "Lenders"), Fortis, as administrative agent on behalf of the Lenders (when acting in its capacity as administrative agent under the Credit Agreement or under any other Transaction Document, therein referred to, together with any successor administrative agent, as the "Agent"), and as book runner and as an arranger (when acting in such capacity, an "Arranger") and NIB, as an arranger (when acting in such capacity, an "Arranger", and together with Fortis, the "Arrangers").



                                   WITNESSETH

                  WHEREAS, the Borrower, the Subsidiary Guarantors, the Lenders and the Agent have previously entered into the Credit Agreement;

                  WHEREAS, Section 11.04 of the Credit Agreement provides that no amendment of any provision of the Credit Agreement shall be effective unless the amendment shall be in writing and signed by the Requisite Lenders and acknowledged by the Agent;

                 WHEREAS, the Borrower and the Subsidiary Guarantors desire to amend the Credit Agreement, and the Agent and the Requisite Lenders have agreed to such amendment, in order to make the changes necessary to (i) permit a Credit Party to change the commercial and technical managers of its Vessel(s) so long as the new technical and commercial manager was managing at least one of the Vessels, or was a Credit Party, as of the Closing Date and (ii) permit a Credit Party to sell, lease, transfer, assign, or otherwise dispose of its Vessel(s) to another Credit Party;

                 NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

                  SECTION 1. Defined Terms. Capitalized terms used herein, but not otherwise defined herein, shall have the meanings assigned to such terms in Appendix A to the Credit Agreement.

                  SECTION 2. Amendments to Credit Agreement.

                  (i) Section 6.19 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  Additional Vessels; Further Assurances. If either (a) the Borrower or a Subsidiary acquires a Vessel after the Closing Date and, if as of the date of acquisition of such Vessel the Borrower is not in compliance with Section 6.17 hereof or (b) the Borrower is not in compliance with Section 6.17 hereof or




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                  (c) a Credit Party sells, leases, transfers, assigns or
                  otherwise disposes of a Vessel to another Credit Party, then the Borrower shall or shall cause its Subsidiary within 30 days of such acquisition or disposition to:

                  (a) Execute and deliver a Mortgage, deliver related information and reports, and otherwise take such actions with respect to such Vessel and Mortgage as would have been required to satisfy the conditions of
                           Section 5.01 if such new Vessel were a Vessel on the Closing Date;

                  (b) Execute and deliver a Subsidiary Guarantee Agreement (to the extent not previously delivered);

                  (c) Pledge and deliver, or cause to be pledged and delivered, all of the Equity Interest of each new Subsidiary Guarantor acquired or created after the Closing Date, to the extent owned by the Borrower or any Subsidiary Guarantor, to the Agent for the benefit of the Lenders pursuant to the Pledge Agreement;

                  (d) Execute and deliver an Assignment of Earnings and Insurances; and

                  (e)      Deliver an updated Schedule 4.20;

         provided, however, that if, pursuant to Section 7.03, the Borrower or a Subsidiary Guarantor mortgages a vessel in order to remain in compliance with Section 6.17, such vessel must be a Qualified Substitute Vessel.

                  (ii) Section 6.20(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  Procure that each of the Vessels not laid-up in accordance with Section 6.20(c) hereof, shall at all times be (i) managed by one of the technical and commercial managers managing any of the Vessels as of-the Closing Date, or by a technical and commercial manager that was a Credit Party as of the Closing Date, or by such other managers acceptable to the Requisite Lenders in accordance with vessel management agreements acceptable to the Requisite Lenders, (ii) flagged under the laws of an Approved Jurisdiction and (iii) classed in the highest classification and rating for vessels of the same age and type without any outstanding conditions or recommendations affecting class (other than those for which the time prescribed for curing the condition or recommendation has not passed) with Lloyds Registry of Shipping, Det norske Veritas, Bureau Veritas, American Bureau of Shipping or such other classification society classing the Vessels as of the Closing Date or with such other classification society acceptable to the Agent;



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                  provided, however, if a Vessel is reflagged under the laws of an Approved Jurisdiction, it shall be a condition to such reflaggaig that the Subsidiary Guarantors deliver to the Agent
                  (A) evidence (including an opinion of counsel) that such Vessel has been registered in the name of the related Subsidiary Guarantor under the laws of such jurisdiction; (B) evidence (including an opinion of counsel) that the related Mortgage has been properly recorded under the laws of such jurisdiction and constitutes a first priority mortgage (or, in the case of the Second Lien Vessels, a second priority mortgage) subject only to Permitted Encumbrances; (C) evidence that all necessary governmental or regulatory approvals, licenses and authorities which are necessary to the operation of the Vessel have been obtained; (D) evidence that insurances in compliance with the requirements of the Mortgage have been obtained: and (E) such other items as the Agent may reasonably require,

                  (iii) Section 7.03 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  Asset Sales. Sell, lease, transfer, assign or otherwise dispose of any Vessel unless (a) after giving effect to such sale, lease, transfer, assignment or disposition, the Borrower is in compliance with Section 6.17 hereof, (b) the Borrower delivers, or causes a Subsidiary Guarantor to deliver, to the Agent a Qualified Substitute Vessel and the documents described hi Section 6.19 with respect thereto in order to remain in compliance with Section 6.17 or (c) such Vessel is sold, leased, transferred, assigned or otherwise disposed of to another Credit Party and the Borrower has delivered, or has caused a Subsidiary Guarantor, to deliver, the documents required pursuant to Section 6.19 hereof.

                  SECTION 3. Effectiveness of Credit Agreement. Except as expressly amended by the terms of this Amendment, all terms and conditions of the Credit Agreement, as amended, shall remain in full force and effect and the Credit Agreement is hereby ratified in all respects.

              SECTION 4. Execution in Counterparts. This Amendment may be executed in two or more counterparts, and by different parties on separate counterparts, each of which tall be an original, but all of which shall constitute one and the same instrument.

              SECTION 5. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO NEW YORK'S CONFLICTS OF LAW PRINCIPLES, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


                            [SIGNATURE PAGE FOLLOWS]



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                  IN WITNESS WHEREOF, the parties hereto have caused this
         Amendment to be executed to be duly executed, all as of the day and year first above written.


                          FORTIS CAPITAL CORP. as Agent, Svein Engh Arranger, Bookrunner and Lender

                          By: /s/                     Managing Director
                             ------------------------

                          By: /s/                     Chr. Tobias Backer
                             ------------------------ Vice President
                             Address:  Three Stamford Plaza, 301 Tresser

                             Boulevard, Stamford, CT 06901-3239
                             Phone:  (203) 705-5787
                             Fax:  (203)705-5896

                          NIB CAPITAL BANK N.V., as Arranger and Lender

                          By:______________________________________

                          By:______________________________________
                             Address:
                             Phone:
                             Fax:

                          SEABULK INTERNATIONAL, INC.,
                          the Borrower,


                          By:______________________________________
                             Address: 2200 Eller Dr.,
                             Fort Lauderdale, FL 33316
                             Phone:  (954) 524-4200
                             Fax: (954)527-1772

                          SEABULK ARIES II, INC.
                          SEABULK BETSY, INC.
                          SEABULK CAPRICORN. INC.
                          SEABULK CAROL, ESC.
                          SEABULK CHAMP, INC.
                          SEABULK COOT I, INC.
                          SEABULK COOT II, INC.
                          SEABULK CORMORANT, INC.
                          SEABULK CYGNET I, INC,
                          SEABULK CYGNET II, INC.
                          SEABULK DANAH, INC.
                          SEABULK DEFENDER, INC
                          SEABULK DUKE, INC.



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                  IN WITNESS WHEREOF, the parties hereto have caused this
         Amendment to be executed to be duly executed, all as of the day and year first above written.

                          FORTIS CAPITAL CORP. as Agent,
                          Arranger, Bookrunner and Lender

                          By:
                             _________________________________

                          By:
                             _________________________________

                             Address: Three Stamford Plaza, 301 Tresser

                             Boulevard, Stamford, CT 06901-3239
                             Phone: (203)705-5787
                             Fax: (203)705-5896

                          NIB CAPITAL BANK N.V., as Arranger and
                          Lender



                          By: /s/
                             _________________________________

                          By: /s/
                             _________________________________
                             Address:
                             Phone:
                             Fax:


                          SEABULK INTERNATIONAL, INC.,
                          the Borrower,



                          By:_________________________________
                             Address: 2200 Eller Dr.,
                             Fort Lauderdale, FL 33316
                             Phone: (954) 524-4200
                             Fax: (954) 527-1772



                          SEABULK ARIES II, INC.
                          SEABULK BETSY, INC.
                          SEABULK CAPRICORN, INC.
                          SEABULK CAROL, INC.
                          SEABULK CHAMP, INC.
                          SEABULK COOT I, INC.
                          SEABULK COOT II, INC.
                          SEABULK CORMORANT, INC.
                          SEABULK CYGNET I, INC.
                          SEABULK CYGNET H, INC.
                          SEABULK DANAH, INC.
                          SEABULK DEFENDER, INC.
                          SEABULK DUKE, INC.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed to be duly executed, all as of the day and year first above written.

                           FORTIS CAPITAL CORP. as Agent, Arranger,
                           Bookrunner and Lender


                          By:__________________________________________

                          By:__________________________________________
                             Address: Three Stamford Plaza, 301 Tresser

                             Boulevard, Stamford, CT 06901-3239
                             Phone: (203) 705-5787
                             Fax: (203)705-5896

                          NIB CAPITAL BANK N.V., as Arranger and Lender


                          By:
                             __________________________________________

                          By:__________________________________________
                             Address:
                             Phone:
                             Fax:

                          SEABULK INTERNATIONAL, INC.,
                          the Borrower,


                          By: /s/
                             __________________________________________
                             Address: 2200 Eller Dr.,
                             Fort Lauderdale, FL 33316
                             Phone: (954) 524-4200
                             Fax: (954)527-1772

                          SEABULK ARIES H, INC.
                          SEABULK BETSY, INC.
                          SEABULK CAPRICORN, INC.
                          SEABULK CAROL, INC.
                          SEABULK CHAMP, INC.
                          SEABULK COOT I, INC.
                          SEABULK COOT II, INC.
                          SEABULK CORMORANT, INC.
                          SEABULK CYGNET I, INC.
                          SEABULK CYGNET II, INC.
                          SEABULK DANAH, INC.
                          SEABULK DEFENDER, INC.
                          SEABULK DUKE, INC.




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                          SEABULK EAGLE II, INC.
                          SEABULK EMERALD, INC.
                          SEABULK EXPLORER, INC.
                          SEABULK FALCON II, INC.
                          SEABULK FREEDOM, INC.
                          SEABULK GANNET D, INC.
                          SEABULK GIANT, INC.
                          SEABULK GREBE, INC.
                          SEABULK HAWAII, INC.
                          SEABULK HAWK, INC.
                          SEABULK HERCULES, INC.
                          SEABULK HORIZON, INC.
                          SEABULK KESTREL, INC.
                          SEABULK LAKE EXPRESS, INC.
                          SEABULK MARLENE, INC.
                          SEABULK MARTIN I, INC.
                          SEABULK MARTIN II, INC.
                          SEABULK MASTER, INC.
                          SEABULK MERLIN, INC.
                          SEABULK NEPTUNE, LNC.
                          SEABULK OSPREY, INC.
                          SEABULK OFFSHORE, LTD.
                          By its general partner Seabulk Tankers, Ltd
                          By its general partner Seabulk Transport, Inc. SEABULK PENGUIN I, INC.
                          SEABULK PENGUIN II, INC.
                          SEABULK PENNY, INC.
                          SEABULK PERSISTENCE, INC.
                          SEABULK PETREL, INC.
                          SEABULK RAVEN, INC.
                          SEABULK SERVICE, INC.
                          SEABULK TENDER, INC.
                          SEABULK TITAN, INC.
                          SEABULK TOOTA, INC.
                          SEABULK TOUCAN, INC.
                          SEABULK TOWING, INC.
                          SEABULK VERITAS, INC.
                          SEABULK ALKATAR, INC.
                          SEABULK CLIPPER, INC.
                          SEABULK CONSRUCTOR, INC.
                          SEABULK HABARA, INC.
                          SEABULK JEBEL ALI, INC.
                          SEABULK MAINTAINER, INC.
                          SEABULK SAPPHIRE, INC.
                          SEABULK SARA, INC.
                          SEABULK TREASURE ISLAND, INC.
                          SEABULK HERON, INC.
                          SEABULK JASPER, INC.
                          SEABULK LINCOLN, INC.



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                          SEABULK MALLARD, INC.
                          SEABULK PLOVER, INC.
                          SEABULK SWIFT, INC.
                          SEABULK OFFSHORE U.K. LIMITED
                          SEABULK TOWING SERVICES, INC.
                          OFFSHORE MARINE MANAGEMENT
                          INTERNATIONAL, INC.,
                          SEABULK TANKERS, LTD.
                          By its general partner Seabulk Transport, Inc. SEABULK TRANSPORT, INC.
                          SEABULK MARINE INTERNATIONAL, INC.
                          SEABULK OCEAN SYSTEMS HOLDING
                          CORPORATION
                          SEABULK OFFSHORE INTERNATIONAL, INC.
                          SEABULK OFFSHORE OPERATORS, INC.
                          SEABULK OFFSHORE GLOBAL HOLDINGS,
                          INC.
                          SEABULK OFFSHORE HOLDINGS, INC.
                          SEABULK TANKERS, INC.
                          SEABULK OFFSHORE OPERATORS TRINIDAD LIMITED, each a Subsidiary Guarantor


                          By: /s/
                             ---------------------------------------------
                             Address: 2200 Eller Dr.,
                             Fort Lauderdale, FL 33316
                             Phone: (954) 524-4200
                             Fax: (954)527-1772